UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):      August 14, 2006
CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3160 Porter Drive, Palo Alto, California 94304

(Address of principal executive offices, including zip code)
(650) 843-2800

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 2.02 Results of Operations and Financial Condition
          On August 14, 2006, Connetics Corporation issued a press release announcing its results for the quarter ended June 30, 2006. A copy of the earnings release is furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated August 14, 2006

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION
By:	/s/ Katrina J. Church
Katrina J. Church
Executive Vice President, Legal Affairs General Counsel and Secretary

Date: August 14, 2006

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated August 14, 2006